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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: December 29, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)
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Item 1.   Not Applicable.

Item 2.   Acquisition of Cherry Hill Car Wash
          -----------------------------------

     On December 29, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), through a wholly owned subsidiary, Mace Car Wash, Inc., acquired substantially all of the assets of the car wash facility (the "Facility") having the address of 1505 East Marlton Pike, Cherry Hill, New Jersey 08034 (the "Cherry Hill Car Wash") from Cherry Hill Car Wash, Inc., 1505 Associates General Partnership, a New Jersey General Partnership, Henry Gorenstein and Joan Rambler (the "Sellers"). Pursuant to the terms and conditions of the Agreement of Sale (the "Agreement"), the Company purchased the real estate, inventory, fixed assets, trade names and trademarks, and intangibles of the car wash operations of Sellers. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement of Sale, which is filed herewith as Exhibits 2.1.

     At Closing under the Agreement, the Company paid to Sellers an aggregate purchase price of $2,450,000 (the "Purchase Price"), consisting of $1,900,000 cash from working capital and approximately 93,600 shares of the Company's common stock at a price of $5.875 per share. The acquisition is accounted for using the "purchase" method of accounting.

Items 3-6      Not Applicable.

Item 7         Financial Statements and Exhibits.

               (a)  Financial Statements of Business Acquired.

               It is impracticable to provide the required combined financial statements of the Cherry Hill Car Wash and 1505 Associates at the time of the filing of this report. The required financial statements will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

               (b)  Pro Forma Financial Information.

               It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.
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               (c) The following Exhibits are hereby filed as part of this
               Current Report on Form 8-K.

               2.1 Agreement of Sale dated as of August 31, 1999, by and among Cherry Hill Car Wash, Inc., 1505 Associates General Partnership, Henry Gorenstein and Joan Rambler, and Mace Car Wash, Inc., a wholly owned subsidiary of Mace Security International, Inc.

Items 8-9.   Not applicable.
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                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 10, 2000           MACE SECURITY INTERNATIONAL, INC.


                                   By: /s/ Gregory M. Krzemien
                                      ------------------------
                                       Gregory M. Krzemien
                                       Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit    Description
           -----------
No.
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2.1        Agreement of Sale dated as of August 31, 1999, by and among Cherry
           Hill Car Wash, Inc., 1505 Associates General Partnership, Henry Gorenstein and Joan Rambler, and Mace Car Wash, Inc., a wholly owned subsidiary of Mace Security International, Inc.